UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):   February 25, 2005
                                                          --------------------

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                on behalf of the
                       GMACM Mortgage Loan Trust 2004-GH1
             (Exact name of registrant as specified in its charter)

          Delaware               333-117232-11             41-1955181
----------------------------     -------------          ------------------
(State or other jurisdiction     (Commission            (IRS Employer
of incorporation)                 File Number)          Identification No.)

        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
       -----------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code : (952) 857-7000
                                                     --------------
                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GMACM Mortgage Trust Certificates, Series 2004-GH1, pursuant to the terms of the Servicing Agreement, dated as of November 22, 2004, among GMACM Mortgage Loan Trust 2004-GH1, as Issuer, GMAC Mortgage Corporation, as Servicer, and JPMorgan Chase Bank, N.A., as Indenture Trustee.

     On February 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

             Statement to Certificateholders on  February 25, 2005 is filed as
             Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Indenture Trustee under the Servicing Agreement referred to herein

                  By: /s/  Diane Wallace
                            --------------------------------------------
                            Diane Wallace
                            Vice President

Date:  March 7, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         February 25, 2005

                                  Exhibit 99.1

             Monthly Certificateholder Statement on February 25, 2005


227 West Monroe, 26th Floor
CHICAGO, IL 60606                                  Distribution Date: 2/25/2005
Attn: KEITH R RICHARDSON
(312) 267-5030
                           GMAC Mortgage Corporation
                      GMACM HOME EQUITY LOAN TRUST 2004-GH1
             GMACM Mortgage Loan-Backed Term Notes, Series 2004-GH1


                 Certificateholder Monthly Distribution Summary
-----------------------------------------------------------------------------------------------------------------------------------
                             Certificate                 Pass                                               Current
                 Class       Rate         Beginning      Through    Principal    Interest      Total         Realized    Ending
Class Cusip      Description Type         Balance        Rate (%)   Distribution Distribution  Distribution  Losses      Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1   36185HDW0   Senior     Var-Act/360   80,278,516.16  2.760000  4,397,249.59  190,795.27    4,588,044.86   0.00    75,881,266.57
A2   36185HDX8   Senior     Fix-30/360    47,640,000.00  4.390000          0.00  174,283.00      174,283.00   0.00    47,640,000.00
A3   36185HDY6   Senior     Fix-30/360    20,004,000.00  4.850000          0.00   80,849.50       80,849.50   0.00    20,004,000.00
A4   36185HDZ3   Senior     Fix-30/360    18,443,000.00  5.000000          0.00   76,845.83       76,845.83   0.00    18,443,000.00
A5   36185HEA7   Senior     Fix-30/360    12,725,000.00  5.000000          0.00   53,020.83       53,020.83   0.00    12,725,000.00
A6   36185HEB5   Senior     Fix-30/360    20,904,000.00  4.810000          0.00   83,790.20       83,790.20   0.00    20,904,000.00
R                Senior     Fix-30/360             0.00  0.000000          0.00  256,444.35      256,444.35   0.00                0


M1   36185HEC3   Mezzanine  Fix-30/360     6,390,000.00  5.000000          0.00   26,625.00       26,625.00   0.00     6,390,000.00
M2   36185HED1   Mezzanine  Fix-30/360     5,135,000.00  5.000000          0.00   21,395.83       21,395.83   0.00     5,135,000.00
B    36185HEE9   Junior     Fix-30/360     3,537,000.00  5.000000          0.00   14,737.50       14,737.50   0.00     3,537,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Totals                                   215,056,516.16            4,397,249.59  978,787.31    5,376,036.90   0.00   210,659,266.57
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------
                    Cumulative
                    Realized
Class   Cusip       Losses
--------------------------------
A1      36185HDW0     0.00
A2      36185HDX8     0.00
A3      36185HDY6     0.00
A4      36185HDZ3     0.00
A5      36185HEA7     0.00
A6      36185HEB5     0.00
R                     0.00


M1      36185HEC3     0.00
M2      36185HED1     0.00
B       36185HEE9     0.00

--------------------------------
Totals                0.00
--------------------------------

227 West Monroe, 26th Floor
CHICAGO, IL 60606                                  Distribution Date: 2/25/2005
Attn: KEITH R RICHARDSON
(312) 267-5030
                           GMAC Mortgage Corporation
                      GMACM HOME EQUITY LOAN TRUST 2004-GH1
             GMACM Mortgage Loan-Backed Term Notes, Series 2004-GH1

                         Principal Distribution Detail
-----------------------------------------------------------------------------------------------------------------------------------

                    Original       Beginning         Scheduled      Accretion  Unscheduled  Net           Current   Ending
                    Certificate    Certificate       Principal      Principal  Principal    Principal     Realized  Certificate
Class   Cusip       Balance        Balance           Distribution              Adjustments  Distribution  Losses    Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1     36185HDW0    89,321,000.00   80,278,516.16    4,397,249.59    0.00        0.00     4,397,249.59      0.00      75,881,266.57
A2     36185HDX8    47,640,000.00   47,640,000.00            0.00    0.00        0.00             0.00      0.00      47,640,000.00
A3     36185HDY6    20,004,000.00   20,004,000.00            0.00    0.00        0.00             0.00      0.00      20,004,000.00
A4     36185HDZ3    18,443,000.00   18,443,000.00            0.00    0.00        0.00             0.00      0.00      18,443,000.00
A5     36185HEA7    12,725,000.00   12,725,000.00            0.00    0.00        0.00             0.00      0.00      12,725,000.00
A6     36185HEB5    20,904,000.00   20,904,000.00            0.00    0.00        0.00             0.00      0.00      20,904,000.00
R                            0.00            0.00            0.00    0.00        0.00             0.00      0.00               0.00

M1     36185HEC3     6,390,000.00    6,390,000.00            0.00    0.00        0.00             0.00      0.00       6,390,000.00
M2     36185HED1     5,135,000.00    5,135,000.00            0.00    0.00        0.00             0.00      0.00       5,135,000.00
B      36185HEE9     3,537,000.00    3,537,000.00            0.00    0.00        0.00             0.00      0.00       3,537,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Totals             224,099,000.00  215,056,516.16    4,397,249.59    0.00        0.00      4,397,249.59     0.00     210,659,266.57
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------
                      Ending
                      Certificate
Class   Cusip         Factor
------------------------------------
A1      36185HDW0     0.84953444962
A2      36185HDX8     1.00000000000
A3      36185HDY6     1.00000000000
A4      36185HDZ3     1.00000000000
A5      36185HEA7     1.00000000000
A6      36185HEB5     1.00000000000
R                     0.00000000000

M1      36185HEC3     1.00000000000
M2      36185HED1     1.00000000000
B       36185HEE9     1.00000000000
------------------------------------



227 West Monroe, 26th Floor
CHICAGO, IL 60606                                  Distribution Date: 2/25/2005
Attn: KEITH R RICHARDSON
(312) 267-5030
                           GMAC Mortgage Corporation
                      GMACM HOME EQUITY LOAN TRUST 2004-GH1
             GMACM Mortgage Loan-Backed Term Notes, Series 2004-GH1

                          Interest Distribution Detail
----------------------------------------------------------------------------------------------------------------------------------

        Beginning        Pass      Accrued      Cumulative               Total        Net           Unscheduled
        Certificate      Through   Optimal      Unpaid      Deferred     Interest     Prepayment    Interest      Interest
Class   Balance          Rate (%)  Interest     Interest    Interest     Due          Int Shortfall Adjustment    Paid
----------------------------------------------------------------------------------------------------------------------------------
A1     80,278,516.16     2.760000   190,795.27    0.00       0.00       190,795.27      0.00           0.00         190,795.27
A2     47,640,000.00     4.390000   174,283.00    0.00       0.00       174,283.00      0.00           0.00         174,283.00
A3     20,004,000.00     4.850000    80,849.50    0.00       0.00        80,849.50      0.00           0.00          80,849.50
A4     18,443,000.00     5.000000    76,845.83    0.00       0.00        76,845.83      0.00           0.00          76,845.83
A5     12,725,000.00     5.000000    53,020.83    0.00       0.00        53,020.83      0.00           0.00          53,020.83
A6     20,904,000.00     4.810000    83,790.20    0.00       0.00        83,790.20      0.00           0.00          83,790.20
R               0.00     0.000000         0.00    0.00       0.00             0.00      0.00           0.00         256,444.35


M1      6,390,000.00     5.000000    26,625.00    0.00       0.00        26,625.00      0.00           0.00          26,625.00
M2      5,135,000.00     5.000000    21,395.83    0.00       0.00        21,395.83      0.00           0.00          21,395.83
B       3,537,000.00     5.000000    14,737.50    0.00       0.00        14,737.50      0.00           0.00          14,737.50
----------------------------------------------------------------------------------------------------------------------------------
Totals  215,056,516.16              722,342.96    0.00       0.00       722,342.96      0.00           0.00         978,787.31
----------------------------------------------------------------------------------------------------------------------------------



227 West Monroe, 26th Floor
CHICAGO, IL 60606                                  Distribution Date: 2/25/2005
Attn: KEITH R RICHARDSON
(312) 267-5030
                           GMAC Mortgage Corporation
                      GMACM HOME EQUITY LOAN TRUST 2004-GH1
             GMACM Mortgage Loan-Backed Term Notes, Series 2004-GH1

                          Current Payment Information
                               Factors per $1,000
----------------------------------------------------------------------------------------------------------------------------------
                   Original          Beginning Cert                                         Ending Cert.          Pass
                   Certificate       Notional          Principal           Interest         Notional              Through
Class   Cusip      Balance           Balance           Distribution        Distribution     Balance               Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
A1     36185HDW0   89,321,000.00      898.764189433    49.229739815       2.136062890       849.534449618        2.760000
A2     36185HDX8   47,640,000.00    1,000.000000000     0.000000000       3.658333333     1,000.000000000        4.390000
A3     36185HDY6   20,004,000.00    1,000.000000000     0.000000000       4.041666667     1,000.000000000        4.850000
A4     36185HDZ3   18,443,000.00    1,000.000000000     0.000000000       4.166666667     1,000.000000000        5.000000
A5     36185HEA7   12,725,000.00    1,000.000000000     0.000000000       4.166666667     1,000.000000000        5.000000
A6     36185HEB5   20,904,000.00    1,000.000000000     0.000000000       4.008333333     1,000.000000000        4.810000
R                           0.00        0.000000000     0.000000000       0.000000000         0.000000000        0.000000

M1     36185HEC3    6,390,000.00    1,000.000000000     0.000000000       4.166666667     1,000.000000000        5.000000
M2     36185HED1    5,135,000.00    1,000.000000000     0.000000000       4.166666667     1,000.000000000        5.000000
B      36185HEE9    3,537,000.00    1,000.000000000     0.000000000       4.166666667     1,000.000000000        5.000000
----------------------------------------------------------------------------------------------------------------------------------
Totals            224,099,000.00      959.649602006    19.621906345       4.367655857       940.027695661
----------------------------------------------------------------------------------------------------------------------------------
